UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2023

CENAQ ENERGY CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40743	85-1863331
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4550 Post Oak Place Dr., Suite 300 Houston, TX	77027
(Address of principal executive offices)	(Zip Code)

(713) 820-6300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and three-quarters of one warrant	CENQU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	CENQ	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CENQW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 4, 2023, CENAQ Energy Corp., a Delaware corporation (the “Company” or “CENAQ”), convened a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the definitive proxy statement (File No. 001-40743) filed by the Company with the U.S. Securities and Exchange Commission on November 10, 2022.

There were 21,752,250 shares of common stock issued and outstanding at the close of business on November 7, 2022, the record date (the “Record Date”) for the Special Meeting. At the Special Meeting, there were 17,172,959 shares present either by proxy or online, representing approximately 78.95% of the total outstanding shares of the Company’s common stock as of the Record Date.

A summary of the voting results for each proposal is set forth below.

Proposal No. 1 – The Business Combination Proposal

The stockholders (a) approved and adopted the Business Combination Agreement and Plan of Reorganization, dated as of August 12, 2022 (the “Business Combination Agreement”), among CENAQ, Verde Clean Fuels OpCo, LLC, a Delaware limited liability company and a wholly owned subsidiary of CENAQ (“OpCo”), Bluescape Clean Fuels Holdings, LLC, a Delaware limited liability company (“Holdings”), Bluescape Clean Fuels Intermediate Holdings, LLC, a Delaware limited liability company (“Intermediate”), and CENAQ Sponsor LLC (solely with respect to Section 6.18 thereto), pursuant to which (i) (A) CENAQ will contribute to OpCo (1) all of its assets (excluding its interests in OpCo and the aggregate amount of cash required to satisfy any exercise by CENAQ stockholders of their redemption rights (“Redemption Rights”) pursuant to CENAQ’s third amended and restated certificate of incorporation (the “Charter”)) and (2) 22,500,000 newly issued shares of Class C common stock, par value $0.0001 per share (the “Class C Common Stock”), of CENAQ (such shares, the “Holdings Class C Shares”) and (B) in exchange therefor, OpCo will issue to CENAQ a number of Class A common units of OpCo equal to the number of total shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of CENAQ issued and outstanding immediately after the closing (the “Closing”) of the transactions (the “Transactions”) contemplated by the Business Combination Agreement (taking into account the private offering of securities of Verde Clean Fuels, Inc. to certain investors in connection with the business combination (the “PIPE Financing”) and following the exercise of Redemption Rights) (such transactions, the “SPAC Contribution”) and (ii) immediately following the SPAC Contribution, (A) Holdings will contribute to OpCo 100% of the issued and outstanding limited liability company interests of Intermediate and (B) in exchange therefor, OpCo will transfer to Holdings (1) 22,500,000 Class C common units (the “Class C OpCo Units”) of OpCo and the Holdings Class C Shares (such transactions, the “Holdings Contribution” and, together with the SPAC Contribution, the “business combination”) and (b) approved the business combination and the Transactions (the “Business Combination Proposal”). The voting results were as follows:

Votes For	Votes Against	Abstentions
15,626,856	1,546,103	0

Proposal No. 2 – The Charter Proposal

The stockholders approved and adopted the fourth amended and restated certificate of incorporation (the “Proposed Fourth A&R Charter”), which will take effect upon Closing (the “Charter Proposal”). The voting results were as follows:

Votes For	Votes Against	Abstentions
15,647,069	1,525,890	0

In addition to the approval of the Proposed Fourth A&R Charter, the stockholders approved six proposals, on a non-binding advisory basis, which were presented separately to give stockholders the opportunity to present their separate views on certain corporate governance provisions in the Proposed Fourth A&R Charter:

Proposal No. 2A – Provisions Specific to Authorized Share Capital

The proposal to increase the number of authorized shares of CENAQ’s capital stock, par value $0.0001 per share, from 221,000,000 shares, consisting of (a) 220,000,000 shares of common stock, including 200,000,000 shares of Class A Common Stock and 20,000,000 shares of Class B common stock, par value $0.0001 per share, and (b) 1,000,000 shares of preferred stock, to 376,000,000 shares, consisting of (i) 350,000,000 shares of Class A Common Stock, (ii) 25,000,000 shares of Class C Common Stock and (iii) 1,000,000 shares of preferred stock, was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
15,647,069	1,525,890	0

Proposal No. 2B – Provisions Specific to Special Purpose Acquisition Companies

The proposal to remove certain provisions in the Charter relating to CENAQ’s initial business combination and provisions applicable only to blank check companies that will no longer be applicable to CENAQ following the Closing was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
15,626,856	1,525,890	20,213

Proposal No. 2C – Stockholders’ Ability to Call Special Meetings and Act by Written Consent

The proposal to allow stockholders to call special meetings and act by written consent until such time that Verde Clean Fuels, Inc. (“Verde Clean Fuels”) is no longer a “Controlled Company” pursuant to the Nasdaq Capital Market Listing Rule 5615(c)(1) was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
13,389,104	3,783,855	0

Proposal No. 2D – Changes in Connection with the Corporate Opportunity Doctrine

The proposal to absolve certain Verde Clean Fuels stockholders from certain competition and corporate opportunities obligations was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
15,626,856	1,525,890	20,213

Proposal No. 2E – Limitation of Liability for Officers

The proposal to allow officers of Verde Clean Fuels to be exculpated from personal monetary liability pursuant to the General Corporation Law of the State of Delaware was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
15,626,856	1,546,103	0

Proposal No. 2F – Voting Rights

The proposal to provide that holders of Class A Common Stock and holders of Class C Common Stock will vote together as a single class on all matters, except as required by law or by our Proposed Fourth A&R Charter was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
14,784,249	2,368,497	20,213

Proposal No. 3 – The Nasdaq Proposal

The stockholders approved, for purposes of complying with applicable listing rules of the Nasdaq Capital Market, (a) the issuance of 22,500,000 shares of Class C Common Stock pursuant to the Business Combination Agreement, (b) the issuance of 22,500,000 shares of Class A Common Stock upon the exchange of the Class C OpCo Units, together with an equal number of shares of Class C Common Stock, for shares of Class A Common Stock pursuant to the amended and restated limited liability company agreement of OpCo and the Proposed Fourth A&R Charter and (c) the issuance and sale of 8,000,000 shares of Class A Common Stock in the PIPE Financing (the “Nasdaq Proposal”). The voting results were as follows:

Votes For	Votes Against	Abstentions
15,647,069	1,525,890	0

Proposal No. 4 – The 2023 Plan Proposal

The stockholders approved and adopted the Verde Clean Fuels, Inc. 2023 Omnibus Incentive Plan (the “2023 Plan Proposal”). The voting results were as follows:

Votes For	Votes Against	Abstentions
13,192,933	3,959,813	20,213

Proposal No. 5 – The Director Election Proposal

The stockholders elected Graham van’t Hoff and Duncan Palmer to serve as Class I directors until the first annual meeting of stockholders, Curtis Hébert, Jr. and Ron Hulme to serve as Class II directors until the second annual meeting of stockholders and Dail St. Claire, Martijn Dekker and Jonathan Siegler to serve as Class III directors until the third annual meeting of stockholders, and until their respective successors are duly elected and qualified, subject to such directors’ earlier death, resignation, retirement, disqualification or removal (the “Director Election Proposal”). The voting results were as follows:

Nominee	Votes For	Withheld
Curtis Hébert Jr.	15,471,112	1,701,847
Graham van’t Hoff	15,471,112	1,701,847
Ron Hulme	15,471,112	1,701,847
Duncan Palmer	15,471,112	1,701,847
Jonathan Siegler	15,471,112	1,701,847
Dail St. Claire	15,471,112	1,701,847
Martijn Dekker	15,471,112	1,701,847

Proposal No. 6 – The Adjournment Proposal

The stockholders approved the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the Charter Proposal, the Nasdaq Proposal, the 2023 Plan Proposal or the Director Election Proposal was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
15,647,069	1,525,890	0

Item 8.01.	Other Events.

The Closing is subject to the satisfaction or waiver of a number of conditions set forth in the Business Combination Agreement. As of the date of the Special Meeting, certain conditions are not yet satisfied. The Closing is expected to occur once all such conditions are satisfied or waived. Following the consummation of the Transactions, the common stock and warrants of Verde Cleans Fuels will continue to trade on the Nasdaq Capital Market under the new symbols “VGAS” and “VGASW,” respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 4, 2023

CENAQ ENERGY CORP.

By:	/s/ J. Russell Porter
Name: J. Russell Porter Title: Chief Executive Officer